UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2015

MACKINAC FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	0-20167 (Commission File No.)	38-2062816 (IRS Employer Identification No.)

130 South Cedar Street

Manistique, Michigan 49854

(Address of Principal Executive Offices)  (Zip Code)

(888) 343-8147

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On March 24, 2015, Mackinac Financial Corporation (the “Company”) entered into first amendments (each, a “First Amendment” and collectively, the “First Amendments”) to certain employment agreements (each, an “Employment Agreement” and collectively, the “Employment Agreements”) with each of (i) Paul D. Tobias, the Company’s Chairman of the Board and Chief Executive Officer and the Chairman of the Board of mBank, the Company’s subsidiary bank (the “Bank”), (ii) Kelly W. George, the Company’s President and the Bank’s President and Chief Executive Officer, and (iii) Ernie R. Krueger, the Executive Vice President and Chief Financial Officer of the Bank and the Company (each an “Executive Officer”).

Pursuant to the terms of each of the First Amendments, the initial term under each of the Employment Agreements was reset to commence on March 24, 2015 (the “Commencement Date”).  The Employment Agreements have an initial term (the “Initial Term”) of three (3) years beginning on the Commencement Date, and automatically renew at the end of the Initial Term provided that the applicable executive notifies the Board of the Company of such renewal at least one hundred eighty (180) days prior (the “Renewal Date”) to the expiration of the Initial Term or any renewal term and the Board does not notify the applicable executive of its intention not to renew the agreement on or prior to the Renewal Date.

The First Amendments also amended the amount of annual base salary to be paid to each Executive Officer to reflect the following current annual base salary amounts: (i) Paul D. Tobias - $306,731.10; (ii) Kelly W. George - $301,350.14; and (iii) Ernie R. Krueger - $215,250.10.

All other provisions of the Employment Agreements not specifically modified by the First Amendments remain unchanged.

The First Amendments to the Employment Agreements are filed, respectively, as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 to this Form 8-K. The foregoing disclosure is qualified by reference to those exhibits.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 hereof concerning the First Amendments to the Employment Agreements is incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed as part of this report:

No.	Description

10.1	First Amendment to Employment Agreement dated as of March 24, 2015, by and between Mackinac Financial Corporation and Paul D. Tobias.

10.2	First Amendment to Employment Agreement dated as of March 24, 2015, by and between Mackinac Financial Corporation and Kelly W. George.

10.3	First Amendment to Employment Agreement dated as of March 24, 2015, by and between Mackinac Financial Corporation and Ernie R. Krueger.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKINAC FINANCIAL CORPORATION
(Registrant)

March 27, 2015	/s/ Ernie R. Krueger
(Date)	Ernie R. Krueger
Executive Vice President/Chief Financial Officer

EXHIBIT INDEX

No.	Description

10.1	First Amendment to Employment Agreement dated as of March 24, 2015, by and between Mackinac Financial Corporation and Paul D. Tobias.

10.2	First Amendment to Employment Agreement dated as of March 24, 2015, by and between Mackinac Financial Corporation and Kelly W. George.

10.3	First Amendment to Employment Agreement dated as of March 24, 2015, by and between Mackinac Financial Corporation and Ernie R. Krueger.